UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 10, 2014
BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Blyth, Inc. with the Securities and Exchange Commission on May 20, 2014 to reflect the compensation arrangements for Jane F. Casey and Joseph T. Cirillo discussed below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on May 14, 2014 our Board of Directors approved the appointment, effective as August 1, 2014 or shortly thereafter, of Jane F. Casey as Vice President and Chief Financial Officer, in which capacity she will serve as our principal financial officer, and Joseph T. Cirillo as Vice President, Controller and Chief Accounting Officer, in which capacity he will serve as our principal accounting officer.

(c)(3)    In connection with Ms. Casey’s promotion, effective from June 1, 2014, her base salary was increased to $340,000, she will have an incentive target equal to 50% of her base salary under our annual incentive plan (which we refer to as our Management Performance Incentive Plan, or MPIP), and she will have an incentive target equal to 50% of her base salary under our Long-Term Incentive Plan, or LTIP. In addition, we have agreed to provide a $3,000 monthly housing allowance to Ms. Casey from June 1, 2014. In connection with the change in Mr. Cirillo’s responsibilities, effective from August 1, 2014, his base salary will be increased by $25,000 and he will have an incentive target equal to 40% of his base salary under our MPIP.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements. Forward-looking statements are identifiable by words or phrases such as “anticipates,” “intends,” “expects,” “believes” and “will,” and similar words and phrases. Forward-looking statements are subject to a number of factors that could cause actual results and/or the timing of events to differ materially from those set forth in this Form 8-K/A. Additional information about the risk factors to which we are exposed and other factors that may adversely affect these forward-looking statements is contained in our reports and filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. Investors should not place undue reliance on forward-looking statements as predictions of future results. We undertake no obligation to update or revise any forward-looking statements to reflect developments or information obtained after the date of this press release except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: June 11, 2014	By: /s/ Michael S. Novins__________
Name: Michael S. Novins Title: Vice President and General Counsel